EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Parashar Patel, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K/A of UAN Cultural & Creative Co., Ltd. for the year ended December 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of UAN Cultural & Creative Co., Ltd.

/s/Parashar Pael
Dated: January 14, 2014	Parashar Patel
Chief Executive Officer, Secretary and Director (Principal Executive Officer)
UAN Cultural & Creative Co., Ltd.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to UAN Cultural & Creative Co., Ltd. and will be retained by UAN Cultural & Creative Co., Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.